EXHIBIT 99.1

Oblong Announces Financial Results for First Quarter 2025 and Provides Business Update

May 13, 2025 -- (BUSINESS WIRE) Oblong, Inc. (Nasdaq: OBLG) (“Oblong” or the “Company”), an innovator in collaboration solutions, today reported financial results for the three months ended March 31, 2025, and provided updates on the Company’s business and strategy.

“As of March 31, 2025, we’re in a very strong financial position with $4.3 million in cash, zero debt, and a fresh $518,000 boost from warrant exercises in April 2025. This war chest gives us the firepower to drive our strategy into late 2026. We’re aggressively pursuing high-growth M&A opportunities, zeroing in on recurring revenue models, digital currency, and AI-driven innovators that can supercharge profitability and operating efficiency. In a dynamic market, our disciplined approach ensures we’re primed to pounce on the right deals—targets that could fuel innovation, unlock value, and deliver outsized returns for our shareholders,” said Peter Holst, CEO of Oblong.

First Quarter 2025 Financial Results

•	As of March 31, 2025, the Company had $4.3 million of cash and cash equivalents and no debt.

•	The Company received net cash proceeds of $31 thousand during the first quarter of 2025, and an additional $0.5 million subsequent to the quarter, from the exercise of common warrants.

•	Total revenue was $0.6 million for the first quarters of both 2025 and 2024.

•	Net loss was $0.7 million for the first quarter of 2025 compared to $1.1 million for the first quarter of 2024.

•	Subsequent to the end of the first quarter of 2025, the Company raised net cash proceeds of $0.5 million from common stock warrant exercises.

•

Adjusted EBITDA (“AEBITDA”) loss was $0.7 million for the first quarter of 2025 compared to $1.2 million for the first quarter of 2024. AEBITDA loss is a non-GAAP financial measure. See “Non-GAAP Financial Information” below for additional information regarding this non-GAAP financial measure, and “GAAP to Non-GAAP Reconciliation” for a reconciliation of this non-GAAP financial measure to net loss.

Non-GAAP Financial Information

Adjusted EBITDA (“AEBITDA”) loss, a non-GAAP financial measure, is defined as net loss before stock-based compensation, income tax expense, and interest income, net. AEBITDA loss is not intended to replace operating loss, net loss, cash flow, or other measures of financial performance reported in accordance with generally accepted accounting principles (GAAP). Rather, AEBITDA loss is an important measure used by management to assess the operating performance of the Company and to compare such performance between periods. AEBITDA loss as defined here may not be comparable to similarly titled measures reported by other companies due to differences in accounting policies. Therefore, AEBITDA loss should be considered in conjunction with net loss and other performance measures prepared in accordance with GAAP, such as operating loss or cash flow used in operating activities, and should not be considered in isolation or as a substitute for GAAP measures, such as net loss, operating loss or any other GAAP measure of liquidity or financial performance. A GAAP to non-GAAP reconciliation of net loss to AEBITDA loss is shown under “GAAP to Non-GAAP Reconciliation” later in this release.

About Oblong, Inc.

Oblong (Nasdaq:OBLG) provides innovative and patented technologies that change how people work, create, and communicate. Oblong’s product, Mezzanine™, is a meeting technology platform that offers simultaneous content sharing to achieve situational awareness for both in-room and remote collaborators. Oblong supplies Mezzanine systems to Fortune 500 and enterprise customers. For more information, visit www.oblong.com and Oblong’s Twitter and Facebook pages.

Forward-looking and cautionary statements

This press release and any oral statements made regarding the subject of this release contain forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, that address activities that Oblong assumes, plans, expects, believes, intends, projects, estimates, or anticipates (and other similar expressions) will, should, or may occur in the future are forward-looking statements. Oblong’s actual results may differ materially from its expectations, estimates, and projections, and consequently, you should not rely on these forward-looking statements as predictions of future events. Without limiting the generality of the foregoing, forward-looking statements contained in this press release include statements relating to (i) the Company’s pursuit of mergers and acquisitions (M&A), including the Company’s goal to identify high-potential targets that align with our vision for innovation and value creation, and (ii) the Company’s liquidity projections. There can be no assurance that the Company's M&A strategy will result in a merger, sale, or other business combination involving the Company. The forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties, including the volatility of market price for our securities, that may cause actual results in future periods to differ materially from such statements. A list and description of these and other risk factors can be found in the Company’s Annual Report on Form 10-K for the year ending December 31, 2024, and in other filings made by the Company with the SEC from time to time. Any of these factors could cause Oblong’s actual results and plans to differ materially from those in the forward-looking statements. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, correct, update, or revise any information contained herein.

Investor Relations Contact

David Clark

investors@oblong.com

(213) 683-8863 ext. 5

OBLONG, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands, except shares, par value, and stated value)

	March 31, 2025	December 31, 2024
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$4,316	$4,965
Accounts receivable, net	113	186
Prepaid expenses and other current assets	321	118
Total current assets	4,750	5,269
Other assets	5	6
Total assets	$4,755	$5,275
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	70	105
Accrued expenses and other current liabilities	1,294	1,131
Deferred revenue	41	36
Total current liabilities	1,405	1,272
Total liabilities	1,405	1,272
Commitments and contingencies (see Note 8)
Stockholders’ equity:
Preferred stock Series F, convertible; $0.0001 par value; $586,450 stated value; 5,000,000 shares authorized, 545 shares issued and outstanding as of March 31, 2025, and December 31, 2024	—	—
Common stock; $0.0001 par value; 150,000,000 shares authorized, 1,154,926 and 1,154,737 shares issued and outstanding as of March 31, 2025, respectively, and 1,144,926 and 1,144,737 shares issued and outstanding as of December 31, 2024, respectively	—	—
Treasury Stock, 189 common shares	(181)	(181)
Additional paid-in capital	236,477	236,458
Accumulated deficit	(232,946)	(232,274)
Total stockholders’ equity	3,350	4,003
Total liabilities and stockholders’ equity	4,755	5,275

OBLONG, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands) (Unaudited)

	Three Months Ended
	March 31,
	2025	2024
Revenue	$622	$626
Cost of revenue	373	629
Gross profit	249	(3)
Operating expenses:
Research and development	3	50
Sales and marketing	8	54
General and administrative	929	1,077
Total operating expenses	940	1,181
Operating loss	(691)	(1,184)
Interest income, net	(26)	(48)
Loss before income taxes	(665)	(1,136)
Income tax expense	7	—
Net loss	$(672)	$(1,136)

GAAP to Non-GAAP Reconciliation:

	Three Months Ended
	March 31,
	2025	2024
Net loss	$(672)	$(1,136)
Interest income, net	(26)	(48)
Income tax expense	7	-
Stock-based compensation	-	31
Adjusted EBITDA loss	$(691)	$(1,153)